SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2002

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19711	84-0997049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Talamine Court, Colorado Springs, Colorado (Address of Principal Executive Offices)	80907 (Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

     This Current Report on Form 8-K is filed by The Spectranetics Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5. Other Events.

     On May 10, 2002, the Board of Directors of the Company announced that it had appointed Emile Geisenheimer, its Chairman of the Board, as acting Chief Executive Officer to replace Joseph A. Largey, and that Paul C. Samek also had been removed as Chief Financial Officer, in a press release, dated May 10, 2002, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits.

(c)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	The Company’s press release, dated May 10, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2002	THE SPECTRANETICS CORPORATION

	By:	/s/ EMILE GEISENHEIMER

Emile Geisenheimer Chairman of the Board and Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	The Company’s press release, dated May 10, 2002.